SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details)	Dec. 31, 2025 USD ($)
Schedule Of Deferred Tax Assets And Liabilities
U.S. federal	$ 20,461,846
Energy related tax credits	185,987
Goodwill	139,473,347
Property, Plant and Equipment	575,817
Stock Compensation	1,843,290
Other	2,412,094
Less: valuation allowance	(164,952,382)
Deferred tax assets, net of valuation allowance
Total deferred tax liabilities
Net deferred tax liabilities